PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT NET

Property and equipment, net consisted of the following:

	As of December 31,
	2024	2023
Office equipment	$178,936	$185,280
Production equipment	7,655,936	7,746,905
Motor vehicles	449,808	387,741
Leasehold improvements	881,583	876,709
Less: accumulated depreciation and amortization	(4,240,745)	(3,523,051)
Property and equipment, net	$4,925,517	$5,673,584